                                          (Exhibit 10(xxii)


                                                  Conformed

                        INTERCARGO CORPORATION
                        1450 EAST AMERICAN LANE
                          SCHAUMBURG, IL 60173


                                September 13, 1993


Mr. Alan R. Gruber
Chairman & Chief
  Executive Officer
Orion Capital Corporation
30 Rockefeller Plaza
New York, N.Y.  10112

Dear Alan:

      This letter agreement ("Agreement") will confirm the mutual agreements of Intercargo Corporation, (the "Company") and Orion Capital Corporation ("Orion") with respect to the proposed purchase by Orion or one or more of its wholly-owned subsidiaries (the "Subsidiaries") of 500,000 shares of Common Stock of the Company from the Company (the "Proposed Transaction"). The parties acknowledge, in that connection, that Orion has agreed to purchase 1,006,484 shares of Common Stock owned by Harper Group, Inc. and its affiliates ("Harper"), of which 700,000 shares may have heretofore been purchased. For purposes of this Agreement, "Common Stock Outstanding" at a particular time shall mean not only all shares of the Company's Common Stock actually outstandinng, but also all shares of such Common Stock issuable or deliverable upon conversion or exercise of any outstanding options, warrants or convertible securities of the Company.

     1. The Company will use reasonable best efforts to facilitate the Proposed Transaction, including among other things supporting all applications by Orion to regulatory authorities whose approval or clearance is required for Orion to consummate the Proposed Transaction in accordance with this agreement, provided (i) no new circumstances or conditions occur which cause the Board of Directors of the Company in good faith to conclude that the Proposed Transaction is materially adverse to the best interests of the Company, and
(ii) the Agreement shall not have been terminated pursuant to
Section 6 hereof.

     2. Promptly following the receipt of all regulatory approvals which may be required, Orion (i) may acquire the remaining shares of the Company's Common Stock held directly or indirectly by Harper Group, Inc. and (ii) will purchase from the Company 500,000 shares of the Company's Common Stock for an aggregate purchase price of $6,375,000, such sum to be paid to the Company in U.S. dollars in immediately available funds as of the closing date. Seller represents and warrants that the shares of Common Stock to be sold by the Company to Orion will have been duly authorized and issued, will be fully paid and non-assessable, and are free and clear of any claim, lien or encumbrance of any type whatsoever and that Orion will, upon purchasing the shares of Common Stock from the Company in accordance with this Agreement, acquire all right, title and interest in and to such shares, free and clear of all rights, claims and encumbrances of any type whatsoever. The shares of Common Stock issued to Orion by the Company will not be registered for sale under any federal or state law, and, accordingly, no sale or disposition of such shares will be permitted except pursuant to the provisions of Rule 144 of the Securities Act of 1933 ("Rule 144") or another applicable exemption from registration, or pursuant to a public offering of the Common Stock in accordance with the registration rights set forth in Annex I. The Company shall, at all times when Orion or a Subsidiary shall own shares of Common Stock which may not be sold other than in compliance with Rule 144 or another applicable exemption from registration, take all steps necessary, on a timely basis, to cause the conditions of Rule 144(c) to be met.

          3. At such time as Orion first files a Schedule 13D in respect to its acquisition of shares of Common Stock of the Company, the Company and Orion will issue a joint press release describing the Proposed Transaction. Until such time, the Proposed Transaction and the existence of this Agreement shall remain confidential and neither party shall disclose the existence of the Proposed Transaction or of this Agreement except as may be required by law or in connection with any necessary regulatory filings as contemplated hereby or as may be determined to be required by counsel for either the Company or Orion.

          4. The Company agrees that so long as Orion and its Subsidiaries shall beneficially own at least 1,000,000 shares of Common Stock of the Company (such number to be appropriately increased or decreased, as the case may be, to reflect stock splits, recapitalizations, repurchases by the Company and the like), it will use its reasonable best efforts to cause one person to be designated by Orion to be elected to the Board of Directors of the Company and that a designee of Orion will thereafter be included on management's slate of nominees to be elected to the Board of Directors.

          5.   (a)   Orion agrees and covenants that prior to
December 31, 1998, without the Company's prior written consent, Orion will not and Orion will cause each of its Controlled Subsidiaries (as defined herein) not to (A) acquire, offer or by purchase or otherwise, any Common Stock of the Company, or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise), any Common Stock of the Company, if immediately after any such acquisition, Orion and its Controlled Subsidiaries would beneficially own, in the aggregate, Common Stock representing more than 22% (the "Percentage Limitation") of the Common Stock Outstanding of the Company; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the foregoing restriction shall not be deemed to be violated to the extent the percentage of the Common Stock of the Company beneficially owned, in the aggregate, by Orion and its Controlled Subsidiaries is increased as a result of a recapitalization of the Company, a repurchase of securities by the Company or any other action other than the acquisition of shares by Orion and its Controlled Subsidiaries; (B) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission), seek to advise, encourage or influence any person or entity with respect to the voting of any Common Stock of the Company, initiate, propose or otherwise solicit shareholders of the Company for the approval of one or more shareholder proposals or induce or attempt to induce any other person to initiate any shareholder proposal; (C) make any statement or proposal, whether written or oral, to the Board of Directors of the Company, any director or officer of the Company, or otherwise make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of all or substantially all of the assets of the Company, liquidation or other extraordinary corporate transaction with the Company; (D) except as contemplated by this Agreement, form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934
Act) with respect to any shares of Common Stock of the Company; (E) deposit any shares of Common Stock of the Company into a voting trust or subject any shares of Common Stock of the Company to any arrangement or agreement with any person other than Orion or one or more Controlled Subsidiaries of Orion with respect to the voting of any shares of Common Stock of the Company; (F) execute in favor of any person other than Orion or a Controlled Subsidiary any written consent with respect to the voting of its shares of Common Stock of the Company; or (G) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, except as contemplated by this Agreement. "Controlled Subsidiary" shall mean an entity in which Orion owns voting securities and as to which Orion and its Controlled Subsidiaries have the right to elect a majority of the Board of Directors of such entity in the case of a corporation or to determine its business policies in the case of a non-corporate entity. A natural person or persons shall not be deemed to be a Controlled Subsidiary.

          (b) After December 31, 1998 and for a period of five years thereafter, Orion and its Controlled Subsidiaries may purchase or otherwise acquire shares of Common Stock of the Company (or direct or indirect rights or options to acquire, through purchase, exchange, conversion or otherwise, any such shares) without notice to the Company if immediately after any such acquisition, Orion and its Controlled Subsidiaries would not beneficially own, in the aggregate, shares of Common Stock of the Company representing more than 49% of the Common Stock Outstanding of the Company; and Orion and its Controlled Subsidiaries shall not purchase or otherwise acquire shares of Common Stock of the Company (or direct or indirect rights or options to acquire through purchase, exchange, conversion, or otherwise such shares) if immediately after any such acquisition, Orion and its Controlled Subsidiaries would beneficially own, in the aggregate, shares of Common Stock of the Company representing more than 49% of the Common Stock Outstanding of the Company, unless Orion shall have delivered to the Company written notice (the "Purchase Notice") at least ten days prior to any such acquisition. The Purchase Notice shall specify the number of shares of Common Stock to be acquired. Commencing on the tenth day following delivery of the Purchase Notice to the Company, Orion shall have the right to acquire such securities, but only in the amount set forth in the Purchase Notice.

          (c) For purposes of this Agreement "beneficially own" shall have the meaning set forth in Rule 13d-3 under the 1934 Act.

          (d)   In the event that at any time prior to
December 31, 1998 the Company shall at any time issue or sell any treasury or other shares of Common Stock of the Company, other than in connection with employee benefit and incentive compensation plans or an acquisition by the Company or a wholly-owned subsidiary of another business entity or of substantially all of its stock or assets, the Company shall, not less than ten days prior to the consummation of such issuance of sale offer to sell to Orion (or to a subsidiary or subsidiaries designated by it) a sufficient number of shares, at a price equal to that of the shares to be issued or sold by the Company, so that the percentage of Common Stock Outstanding owned by Orion and its Subsidiaries shall be the same prior and subsequent to such proposed issuance or sale.

          (e) If, at any time prior or subsequent to the closing referred to in Section 2, any person other than the

Company, a wholly-owned subsidiary of the Company, Orion, a Subsidiary of Orion or a person controlled by Orion or one of its Subsidiaries should make an offer to acquire by tender or otherwise 20% or more of the Common Stock Outstanding at the time of such offer, Orion and its Controlled Subsidiaries shall not be bound by the provisions of this Section 5 so long as such offer shall be outstanding.

     6. Upon the occurrence of any of the following events either Orion or the Company may terminate this Agreement on not less than 10 days' notice to the other party and the provisions of this Agreement other than Section 3 will on the date specified in such notice become null and void, and will cease to have any further force and effect:

           (a) If the initial 700,000 shares to be purchased by Orion from Harper Group, Inc. are not acquired by November
1, 1993.

           (b)   If all requests for approval which are
required to be filed with any insurance department in connection with the Proposed Transaction shall not have been filed by the thirtieth day after the execution and delivery of this Agreement and if each approval so required is not obtained within 90 days after a submission of the required request for approval.

           (c)  If any legal action is commenced by any
governmental agency seeking to enjoin or prohibit the Proposed
Transaction or if a temporary or preliminary restraining order or injunction shall have been entered upon the complaint of any person and not stayed or dismissed.

           (d) If the Proposed Transaction is not fully completed within 30 days after approval by all insurance departments whose approval is required for any reason other than (i) by delay occasioned by the failure of the party giving such notice to use its reasonable best efforts to complete the proposed transaction or (ii) by requests for further information from any governmental agency.

           (e) If there is a material adverse change in the financial condition or business prospects of either the Company or Orion.

     7. Until the termination of this Agreement, the Company will notify Orion forthwith (i) upon receiving any offer for a merger or sale of all or substantially all of the Company's assets, or for any other transaction or business combination of the Company with any other person wherein the Company, or all or substantially all of the assets of the

Company or such person, or any material asset or material amount of the securities of the Company or such person, would be acquired by the other, or the Company would be restructure, or (ii) upon any person or group of persons (within the meaning of Section 13(d)(3) of the 1934 Act) filing a statement on Schedule 13D under the 1934 Act with respect to the Company's Common Stock Outstanding, or otherwise informing the Company to substantially similar effect with respect to any acquisition of the Company's Common Stock Outstanding.

     8. The Company agrees to provide Orion and its representatives (who shall be designated in writing to the Company) reasonable access to the business records of the Company and, for information purposes to its personnel as Orion may request. In addition, the Company shall provide Orion with copes of all press releases and filings with the Securities and Exchange Commission ("SEC") or the National Association of Security Dealers ("NASD") promptly upon release or filing as is applicable. Orion shall keep all information which is not otherwise disclosed to the public or filed with the SEC confidential, including any information which is filed with the NASD or any other regulatory agency unless written consent to such disclosure is obtained from the Company. Except as provided in the next sentence, Orion agrees that while this Agreement is in effect and for a period of five (5) years thereafter, Orion shall not sell or provide, and Orion shall cause its Controlled Subsidiaries to refrain from selling or providing, the following coverages: U.S. or foreign customs bonds, marine cargo insurance (including associated overland freight transportation coverage) to customs brokers, freight forwarders and international transportation specialists, and professional liability insurance for such persons. Notwithstanding the foregoing, underwriting of coverage generated by the Wm. H. McGee Syndicate by Orion or any Controlled Subsidiary shall not be deemed to violate the covenant contained in this Section 8.

     9. Notwithstanding assignment to any Subsidiary of its rights hereunder, Orion shall remain responsible for any damage or loss suffered by the Company as a result of a breach of any terms, covenant, representations or warranties contained herein or in any agreement or undertaking referred to herein or contemplated hereby. This Agreement shall be binding upon and inure to the benefit of the assigns, successors and interests of the parties.

     10. As an inducement to enter into this Agreement and perform its terms, Orion and the Company each make the representations and warranties set out below to the other.
Each party shall be deemed to have made these representations and warranties only about itself.

          (a)   Orion and the Company are each duly
incorporated respectively in the state of Delaware and are on the date hereof in good standing. Further, Orion and the Company are authorized to do business in each foreign jurisdiction where the character of their respective businesses or location of their respective assets requires such qualification. Each of Orion and the Company has the corporate authority to enter into this Agreement and the agreements and instruments referred to herein and contemplated hereby and has taken all necessary corporate action to
authorize the due execution and performance thereof.   The
execution, delivery and performance of this Agreement and the agreements and instruments referred to herein and contemplated hereby do not violate the terms and conditions of any agreement to which either Orion or the Company is a party or any order, judgment, or decree to which either of them may be subject, nor to their best knowledge, the provisions of any applicable law, rule or regulation to which either of them may be subject, nor will the execution, delivery and performance of this Agreement and the agreements and instruments referred to herein and contemplated hereby, cause, with the passage of time or otherwise, a violation or default to occur with respect to any of the foregoing.

          (b) Neither the Company, nor Orion as to itself and each of its Controlled Subsidiaries, has any knowledge of any fact, circumstance or condition which in their respective reasonable judgments is likely to cause a material adverse change in the financial condition or business prospectus of Orion or the Company as the case may be, or any of their respective Controlled Subsidiaries.


     11. Each of Orion and the Company acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its term and therefore agrees that the other party shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     12. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement.

     13. Orion hereby acknowledges that each of the certificates representing the shares of Common Stock of the Company acquired from the Company shall be subject to stop transfer instructions and shall include the following legend:
"The shares represented by this certificate have not been registered under the Securities Act and are subject to certain limitations on transfer set forth in an agreement dated September 13, 1993 between Orion Capital Corporation and Intercargo Corporation. A copy of such agreement is on file with the Secretary of Intercargo Corporation".

     14. This Agreement and Annex contain the entire understandings of the parties with respect to the subject matter hereof and may not be amended except by a writing signed by the parties. This Agreement is not assignable by either of the parties except that Orion may designate one or more Subsidiaries as a purchaser of some or all of the shares of Common Stock to be purchased by Orion pursuant to this Agreement. This Agreement shall be binding upon the respective successors of the parties.

     15. Any notices and other communications required to be given pursuant to this Agreement shall be in writing and shall be given by delivery by hand, by mail (registered or certified mail, postage prepaid, return receipt requested), facsimile transmission or by telex, as follows:

          If to the Company:

               Mr. James R. Zuhlke
          Intercargo Corporation
          1450 East American Lane
          20th Floor
          Schaumburg, Illinois 60173


          with a copy to:

          Michael Sklar, Esq.
          Keck, Mahin & Cate
          77 West Wacker Drive
          49th Floor
          Chicago, Illinois 60601-1693

          If to Orion:

          Mr. Alan R. Gruber
          Chairman & Chief
          Executive Officer
          Orion Capital Corporation
          30 Rockefeller Plaza
          New York, N.Y. 10112

          with a copy to:

          John J. McCann, Esq.
          Hall, Dickler, Lawler, Kent & Friedman
          909 Third Avenue
          New York, New York  10022

or to such addresses as either the Company or Orion shall designate to the other by notice in writing.

     16. Subject to the terms and conditions of this Agreement, each of the parties hereby agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, rules and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable best efforts to obtain all necessary waivers, consents and approvals. In case at any time after the execution of this Agreement, further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each of the parties shall take all such necessary action.

     17. Each of Orion and the Company represents and warrants to the other that it has not engaged any broker, finder, financial advisor or other intermediary in connection with the sale of shares of Common Stock by the Company to Orion. Each party hereby agrees to hold the other entirely harmless against all loss, cost and expense to the other party arising out of any claim for a fee, commission or other compensation by any such person claiming to have acted for or been retained or engaged by the indemnifying party.

          18.   This Agreement shall be governed by and
construed in accordance with the laws of the State of Illinois.

                                   Very truly yours,

                                   INTERCARGO CORPORATION

                                    By: /s/ James R. Zuhlke
                                        ----------------------
- -
                                        James R. Zuhlke
                                        President and Chief
                                        Executive Officer

Accepted and agreed on
the date written above:

ORION CAPITAL CORPORATION


By: /s/ Alan R. Gruber
   --------------------------------------
    Alan R. Gruber
    Chairman and Chief Executive Officer



























                               ANNEX I
                           REGISTRATION RIGHTS

     (a) If, at any time the Company proposes to register any of its securities under the Securities Act of 1933 (the "Securities Act") (other than securities to be issued pursuant to a stock option or other employee benefit or similar plan), the Company shall, promptly give written notice to Orion of the Company's intention to effect such registration (all references to "Orion" herein being deemed to mean and include Orion and all wholly-owned subsidiaries of Orion which are owners or sellers of Subject Stock, as the context requires). If, within 15 days after receipt of such notice, Orion submits a written request to the Company specifying the number of shares of Common stock (not to exceed, for all registrations pursuant to this Annex I, an aggregate of 500,000 shares, subject to appropriate adjustment for any stock splits, recapitalizations and the like which may occur after September 13, 1993) that it proposes to sell or to otherwise dispose of, (the "Subject Stock") the Company shall include the Subject Stock in such registration statement and the Company shall keep each registration statement covering any Subject Stock in effect for a period of not less than 90 days following the effectiveness of such registration statement and maintain compliance with each federal and state law and regulation. Notwithstanding the foregoing, if the offering of the Company's securities pursuant to such registration-statement is to be made by or through underwriters, the Company shall not be required to include the Subject Stock therein if and to the extent that the underwriter managing the offering advises the Company in writing that such inclusion would materially adversely affect such offering and, in such event, the Company may delay registration of the Subject Stock for a period of not more than 30 days after completion of the distribution of securities being underwritten on behalf of the Company (but in no event for more than 180 days after the registration statement first becomes effective) and the Company shall thereupon promptly file such supplements and post effective amendments and take such other steps as may be necessary to permit Orion to make its proposed offering following the end of such period of delay.
     (b) An any time after September 13, 1994 but on not more than one occasion, Orion may request that the Company register part or all of the Subject Stock owned by Orion, provided that the exercise of the right granted hereunder by Orion shall exhaust such right, and Orion shall not have any further rights under this Section (b). The Company will, upon receipt of a request in writing pursuant hereto stating the amount of Subject Stock to be registered for sale, endeavor in good faith to effect the registration or qualification under the Act of such Subject Stock. The Company shall not be required to file a registration statement pursuant to this Section (b) covering any

Subject Stock unless registration is requested for at least 250,000 shares of Common Stock (or such lesser number as may represent the difference between the total number of shares of Subject Stock owned at the time by Orion and the number of shares of Subject Stock theretofore registered in accordance with this Annex I). The right of Orion to demand that the Company file a registration statement pursuant to this Section
(b) shall exist only if no other opportunity to register the Subject Stock has been given to Orion under the provisions of Section (a) hereof within the six (6) month period next preceding the request for such registration.

     (c) In connection with any offering of shares of Subject Stock registered pursuant to this Annex I of the Company (i) shall furnish to Orion such number of copies of each registration statement, each prospectus and each preliminary prospectus, and of each amendment and supplement to any thereof as Orion may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as Orion shall request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. The Company shall enter into an underwriting agreement (the "Agreement") with a managing underwriter or underwriters selected by it containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions and Orion agrees as a condition to participation in such offering to make such representations and warranties with respect to information as to it as selling stockholder, and as to its holdings, which is furnished in writing to the underwriter for use in the registration statement as are customary and appropriate. In connection with any offering of Subject Stock registered pursuant to this Annex I, the Company shall furnish to the underwriter, at the Company's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as requested and instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock.
                             - 2 -

     (d) In connection with any registration pursuant to this Annex I all expenses of registration shall be borne by the Company (unless contrary to the federal securities laws or the laws of any state where the Subject Stock is to be offered), provided, however, in connection with any such registration, Orion shall be obligated to pay any and all underwriter's commissions and filing fees incurred by the Company, to the extent that such fees and commissions would not have been so incurred in the absence of the registration of such Subject Stock. Under no circumstances shall the Company have any liability for any fees and expenses of underwriters, counsel, accountants or other agents of Orion with respect to any registration statement filed pursuant to Sections (a) or (b) hereof, including but not limited to the costs of any investigations by or on behalf of Orion of the accuracy and completeness of such registration or related to the furnishing of information of Orion in connection with such registration statement.

     (e)   Post Effective Amendments and Supplements.   For a
period of ninety (90) days from and after the effective date of any registration statement filed pursuant to Sections (a) or (b) hereof in which any of the Subject Stock is included, the Company shall from time to time amend or supplement the registration statement and the prospectus used in connection therewith as may be necessary to permit such sale and disposition and to the extent necessary in order to keep such registration statement effective and such prospectus current under the Act so that neither the registration statement nor the prospectus contains any untrue statement as to any material fact, omits any statements necessary to make the statements contained therein not misleading. In connection with any registration statement filed pursuant to Section (b) hereof, the Company will, at Orion's expense, use its best efforts to qualify the Subject Stock being registered under the "blue sky" and state securities laws of such states as Orion may reasonably request, provided however, that the Company shall not be obligated so to qualify the Subject Stock if, in connection therewith or as a result thereof, the Company would be or become obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consents to service of process under the laws of any such state.

     (f) In the case of any offering registered pursuant to this Annex I, the Company agrees to indemnify and hold harmless Orion and each controlling person of Orion within the meaning of
Section 15 of the Securities Act, and the directors and officers of Orion, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon
(i) any untrue statement or alleged untrue statement contained in the registration statement relating to the sale of such Subject Stock in any preliminary prospectus or in any prospectus or in any supplement or amendment to any of the foregoing of a material fact or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any failure or omission on the part of the Company to comply with any provision of the Act and the rules and regulations of the Securities and Exchange Commission (or other Federal agency at the time charged with administration of the Act) applicable to such offering; provided, however, that the indemnification agreement contained in this paragraph (f) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of Subject Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by Orion specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto.

     (g) In connection with any registration statement in which Orion is participating, Orion will indemnify, to the extent permitted by law, the Company and its directors and officers against any losses, claims, damages, liabilities and expenses resulting solely by reason of any untrue statement of a material fact or any omission of a material fact necessary to make the statements therein not misleading, in the registration statement or any prospectus or preliminary prospectus or any amendment or supplement thereto, but only to the extent that such untrue statement is contained in, or such omission is omitted from, information so furnished to the Company by Orion in writing; provided, however, that Orion shall not be liable in the aggregate for any amounts exceeding the product of the sale price per share of Subject Stock of Orion sold in such registered offering and the number of shares of Subject Stock sold pursuant to such registration statement or prospectus by Orion.

     (h) Each party indemnified under paragraph (f) or (g) of this Annex I shall promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify and indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (f) or (g) of this Annex I, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire to assume the defense thereof through counsel satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (f) or (g) of this Annex I for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).

     (i) Nothing in Section (f) or (g) of this Annex I shall prevent the indemnified party from retaining counsel of its own choosing, at its own expense, to defend or cooperate in the defense or investigation of any claim in respect of which indemnification is available hereunder. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (j) Capitalized terms not defined herein shall have the meanings set forth in the Letter Agreement dated September 13, 1993 between the Company and Orion.